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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
First Essex Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIRST ESSEX BANCORP, INC.

NOTICE OF ANNUAL MEETING OF
SHAREHOLDERS
to be held on May 1, 2003

and

PROXY STATEMENT

IMPORTANT
Please mark, sign and date your proxy card
and promptly return it in the enclosed envelope.

April 1, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of First Essex Bancorp, Inc. (the "Corporation") to be held on Thursday, May 1, 2003, at 10:00 a.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts.

        The Annual Meeting has been called for the purpose of electing three Class I Directors, each for a three-year term, and considering and voting upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 12, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

        The Board of Directors of the Corporation recommends that you vote "FOR" the election of the three nominees of the Board of Directors as Directors of the Corporation.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Very truly yours,

LEONARD A. WILSON Chairman and Chief Executive Officer

CORPORATE HEADQUARTERS: 71 Main Street, Andover, MA 01810    •    Telephone (978) 681-7500

FIRST ESSEX BANCORP, INC.

71 Main Street
Andover, Massachusetts 01810
Telephone: (978) 681-7500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 1, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Essex Bancorp, Inc. (the "Corporation") will be held on Thursday, May 1, 2003, at 10:00 a.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the purpose of considering and acting upon:

  1.
  The election of three Class I Directors, each for a three-year term; and

  2.
  Such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on March 12, 2003 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

        In the event there are not sufficient votes with respect to the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors,

WILLIAM F. BURKE Secretary
Andover, Massachusetts April 1, 2003

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

FIRST ESSEX BANCORP, INC.

71 Main Street
Andover, Massachusetts 01810
Telephone: (978) 681-7500

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, May 1, 2003

        This Proxy Statement is being furnished to stockholders on or about April 1, 2003 in connection with the solicitation of proxies by the Board of Directors of First Essex Bancorp, Inc. (the "Corporation") for use at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 1, 2003, at 10:00 a.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and any adjournments or postponements thereof (the "Annual Meeting").

        At the Annual Meeting, the stockholders of the Corporation will be asked to consider and vote upon the following matters:

  1.
  To elect three Class I Directors for a three-year term, each such term to continue until the 2006 annual meeting and until each such Director's successor is duly elected and qualified; and,

  2.
  To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and proxy card are first being mailed to stockholders of the Corporation on or about April 1, 2003 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 12, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). Only holders of record of common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,714,558 shares of the Corporation's common stock, par value $0.10 per share ("Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held as of the record date for each matter properly submitted at the Annual Meeting.

        The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the shares present and voting is necessary to elect a nominee as a Director of the Corporation. Abstentions and broker non-votes will have no effect on the outcome of the election of Directors. Votes will be tabulated by the Corporation's transfer agent, Equiserve Trust Company, N.A..

        Stockholders of the Corporation are requested to complete, date, sign and return the accompanying proxy card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Corporation and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the three nominees for Director listed in this proxy statement. It is not anticipated that any matters other than the election of Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

        Any properly completed proxy may be revoked at any time before it is voted by giving written notice of such revocation to the Secretary of the Corporation, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person.

ANNUAL REPORT TO STOCKHOLDERS; OTHER INFORMATION

        The 2002 Annual Report, which includes the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission (excluding exhibits), accompanies this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

        Additional copies of the Annual Report and Form 10-K (without exhibits), which contains detailed financial information about the Corporation, are available upon written request, without charge. Please submit any such written request to William F. Burke, Executive Vice President and Chief Financial Officer, First Essex Bancorp, Inc., 71 Main Street, Andover, Massachusetts 01810.

GENERAL

        First Essex Bancorp, Inc., a Delaware corporation, is the holding company for First Essex Bank (the "Bank").

PROPOSAL ONE – ELECTION OF DIRECTORS

        The Board of Directors of the Corporation currently consists of nine members and is divided into three classes, all of which have three members. Directors serve for three-year terms with one class of Directors being elected by the Corporation's stockholders at each annual meeting.

        At the Annual Meeting, three Class I Directors will be elected to serve until the 2006 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Frank J. Leone, Jr., Robert H. Pangione, and Brian W. Thompson to serve as Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as Directors of each of the nominees. Each of the nominees has agreed to stand for election and to serve if elected as a Director. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

        The Board of Directors of the Corporation recommends that the Corporation's stockholders vote FOR the election of the three nominees of the Board of Directors as Directors of the Corporation.

Information Regarding Directors and Nominees

        The following table sets forth certain information as of March 15, 2003 concerning each Director of the Corporation, including the three Class I Directors who have been nominated for re-election at the Annual Meeting, based on information furnished by them to the Corporation.

Name	Age	Director Since (1)
CLASS I - TERM TO EXPIRE 2003
Frank J. Leone, Jr. *.	63	1973
Robert H. Pangione *	67	1982
Brian W. Thompson *	56	1998
CLASS II - TERM TO EXPIRE 2004
Augustine J. Fabiani	72	1981
Walter W. Topham	64	1981
Leonard A. Wilson, Chairman	63	1989
CLASS III - TERM TO EXPIRE 2005
Thomas S. Barenboim	47	1996
William L. Lane	62	1977
Robert H. Watkinson	62	1983

*
Nominee for election.

(1)
Includes service (where applicable) as a trustee of the Bank prior to its conversion from mutual to stock form in 1986 and the simultaneous formation of the Corporation as the holding company for the Bank. All Directors of the Corporation are also Directors of the Bank.

        The principal occupation and business experience during at least the last five years for each Director of the Corporation is set forth below. Information regarding Mr. Wilson and Mr. Thompson is set forth under the heading "Executive Officers."

        Thomas S. Barenboim is President and owner of Clark Chrysler-Plymouth Jeep Eagle, Robert's Chrysler Plymouth, Thames Ford-Mercury, and I.T. Robert's Auto Body.

        Augustine J. Fabiani is retired; he was formerly Division Personnel Manager of Massachusetts Electric Co. in North Andover, Massachusetts.

        William L. Lane is President of Valley Regional Health System, Inc. and its subsidiary corporations, Holy Family Hospital, Inc., Valley Regional Support Services, Inc., Valley Regional Ventures, Inc. and Holy Family Hospital Foundation, Inc.. The principal business of these corporations is to provide acute hospital and related services. Mr. Lane has been the President of this entity since 1971.

        Frank J. Leone, Jr. is a partner in Leone Realty Trust, commercial real estate. He was formerly President of F.J. Leone Furniture Co., Inc., a furniture store located in Methuen, Massachusetts.

        Robert H. Pangione is President of MacDonald and Pangione Insurance Agency, Inc. in North Andover, Massachusetts, and R.C. Briggs Insurance Agency, Inc. in Amesbury, Massachusetts.

        Walter W. Topham is a partner of Topham, Fardy & Co., Certified Public Accountants, located in Andover, Massachusetts.

        Robert H. Watkinson is a consultant to the Massachusetts Statewide Emergency Telecommunications Board (SETB) in Reading, Massachusetts. Previously, he was Executive Director of SETB. He was formerly a Managing Director of NYNEX, at its facility in Boston.

Information Regarding the Board of Directors and its Committees

        The Board of Directors of the Corporation held 19 meetings during fiscal 2002. During fiscal 2002, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he was a member.

        The Corporation's Board of Directors has four standing committees: an Executive Committee, an Audit Committee, a Compensation/Nominating Committee, and a Community Reinvestment Act (CRA) Committee.

        Executive Committee.    The members of the Executive Committee are Messrs. Barenboim, Leone, Pangione, Thompson, Topham, and Wilson. During fiscal 2002, the Executive Committee of the Corporation met nine times. The Executive Committee is vested with authority of the Board in most matters between meetings of the Board.

        Audit Committee.    The members of the Audit Committee are Messrs. Barenboim, Lane, Topham and Watkinson, all of whom are "independent" as defined in Rule 4200(a)(14) of the NASD listing standards and as defined in regulations issued pursuant to the Sarbanes-Oxley Act of 2002. The members of the Audit Committee of the Corporation also serve as members of the Audit Committee of the Bank. During fiscal 2002, the Audit Committee of the Corporation met four times. The primary responsibility of the Audit Committee is to oversee the Corporation's financial reporting process on behalf of the Board and to report the results of their activities to the Board of Directors. The Audit Committee has sole authority for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Corporation for the purpose of preparing or issuing an audit report and related work. The Audit Committee has adopted and operates under a written charter. On March 12, 2003, the Audit Committee approved a revised charter, attached as Appendix A to this document, in order to comply with the additional requirements of the Sarbanes-Oxley Act of 2002. The Board of Directors approved the revised charter on March 13, 2003.

        Compensation/Nominating Committee.    The members of the Compensation/Nominating Committee are Messrs. Fabiani, Lane, Pangione, Watkinson and Wilson (ex officio). The members of the Compensation/Nominating Committee of the Corporation also constitute the Compensation/Nominating Committee of the Bank. During fiscal 2002, the Compensation/Nominating Committee of the Corporation met five times. The Compensation/Nominating Committee recommends the compensation levels, positions and titles of officers and employees of the Corporation to the Board of Directors. The members of the Compensation/Nominating Committee also serve as the Option Committee under the Corporation's 1987 Stock Option Plan (the "1987 Stock Plan"), 1997 Stock Incentive Plan (the "1997 Stock Plan") and the 2002 Stock Incentive Plan (the "2002 Stock Plan" and, together with the 1987 and 1997 Stock Plans, the "Stock Plans"). The Compensation/Nominating Committee recommends nominees for election as Directors of the Corporation. The Compensation/Nominating Committee will consider nominees for Director recommended by stockholders for the 2004 Annual Meeting. If any stockholder desires to make such a recommendation, the name or names of the persons recommended should be timely submitted in writing together with supporting information with respect to the qualifications and experience of such persons and the other information required by the Corporation's By-laws. See "Submission of Stockholder Proposals for 2004 Annual Meeting."

        Community Reinvestment Act (CRA) Committee.    The members of the CRA Committee are Messrs. Fabiani and Leone. During fiscal 2002, the CRA Committee met two times.

        During fiscal 2002, Directors of the Corporation who are not employees of the Corporation received $750 for each Board of Directors meeting they attended. Members of the Executive Committee, the Audit Committee, the Compensation/Nominating Committee, and the CRA Committee also received $750 for each committee meeting they attended. The Directors also received an annual retainer of $12,500 payable in cash on a quarterly basis. No such fees are paid to Directors who are also employees of the Corporation. The Directors of the Corporation are also the Directors of the Bank. No additional fees or retainers are paid to any Director for serving on the Bank's Board of Directors or any committee thereof.

Report of the Audit Committee

        The information set forth in the following report is not "soliciting material" and is not "filed" with the Securities and Exchange Commission or subject to Regulation 14A under, or the liabilities of Section 18 of, the Securities Exchange Act of 1934, except to the extent the Corporation specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Exchange Act of 1934.

March 12, 2003

        Management is responsible for the internal controls and the preparation of the Corporation's financial statements. The Corporation's independent auditors, KPMG LLP, are responsible for performing an audit of the Corporation's consolidated financial statements in accordance with auditing standards generally acceptable in the United States of America and issuing an opinion on the financial statements.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures on the consolidated financial statements.

        In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Corporation and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with their independence.

        The Audit Committee discussed with the Corporation's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Corporation's financial statements to accounting principles generally accepted in the United States of America. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Corporation's financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Corporation's financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America or that the Corporation's independent auditors are in fact independent.

        In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the board has approved, that the audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

  ROBERT H. WATKINSON, Chairman
  THOMAS S. BARENBOIM
  WILLIAM L. LANE
  WALTER W. TOPHAM

Executive Officers

        The names and ages of all executive officers of the Corporation and the principal occupation and business experience during at least the last five years for each are set forth below as of March 15, 2003.

        Leonard A. Wilson became Chief Executive Officer of the Corporation and the Bank in 1989 and Chairman of the Board of the Corporation and the Bank in September 1998. Mr. Wilson also served as President of the Corporation and of the Bank from February 1989 to September 1998. Mr. Wilson was previously employed, since 1966, by various commercial banking subsidiaries of Shawmut Corporation in various management and executive positions. Mr. Wilson was Chairman of the Board and/or President and Chief Executive Officer for various subsidiaries of Shawmut Corporation from 1977 to 1989. Mr. Wilson is 63 years old.

        Brian W. Thompson became President and Chief Operating Officer of both the Corporation and the Bank in September 1998. At the same time, he was also elected to the Board of Directors of both the Corporation and the Bank. From December 1996 until September 1998 Mr. Thompson served as Executive Vice President of the Corporation and Executive Vice President for Commercial Banking of the Bank. Prior to joining the Corporation, Mr. Thompson was President and Chief Executive Officer of Finest Financial Corp. and its subsidiary, Pelham Bank and Trust Company, from October 1995 until its acquisition by the Corporation in December 1996. Prior to joining Finest Financial Corp., Mr. Thompson was Executive Vice President of Peoples Bancorp and Peoples Bank of Worcester from 1991 to 1995 with responsibility for commercial banking activities. He was also employed by Shawmut National Corporation serving as President of a number of banking subsidiaries and in other various executive, management and lending activities for 23 years. Mr. Thompson is 56 years old.

        William F. Burke became Executive Vice President of the Corporation and the Bank in December, 2000. He became Chief Financial Officer of the Corporation and the Bank in October, 1998. He became Senior Vice President of the Corporation and the Bank in April 1993. In addition, Mr. Burke currently holds the positions of Secretary of the Corporation and Secretary of the Bank to which he was named in May 1996 and August 1994, respectively. Mr. Burke was Vice President of the Corporation and the Bank from June 1992 to April 1993. Mr. Burke was previously employed by Shawmut National Corporation in various management capacities from 1975 to 1992. Mr. Burke is 54 years old.

        John M. DiGaetano became Executive Vice President of the Corporation and Executive Vice President for Consumer Banking of the Bank in October 1992. Mr. DiGaetano was previously employed by Shawmut National Corporation as President of Shawmut Arlington Trust Company from 1989 to 1991. Prior to his employment with Shawmut, Mr. DiGaetano was Executive Vice President of Consumer Banking for Arlington Trust Company from 1984 to 1989. In these positions, Mr. DiGaetano was responsible for branch administration, consumer sales, marketing and consumer lending. He was employed by Arlington Trust Company in various other capacities from 1961 through 1984. Mr. DiGaetano is 59 years old.

        Wayne C. Golon became Executive Vice President of the Corporation and Executive Vice President for Operations and Systems of the Bank in July 1995. Mr. Golon was previously employed by Shawmut National Corporation as its Senior Vice President and Division Head of Cash Management and Deposit Operations from 1992 to 1995. Prior to 1992, Mr. Golon held a variety of management positions in Operations within Shawmut National Corporation. Mr. Golon is 54 years old.

        Each officer of the Corporation holds his office for one year and until his successor is elected and qualified or until his earlier resignation or removal.

Executive Compensation

  Summary Compensation Table

        The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Corporation's Chief Executive Officer and the four other most highly compensated executive officers serving on December 31, 2002 whose compensation exceeded $100,000 during fiscal 2002 (the "Named Executive Officers").

Long-Term Compensation Awards
Annual Compensation
Securities Underlying Options (#)(2)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)		All Other Compensation ($)(3)
Leonard A. Wilson Chairman and Chief Executive Officer	2002 2001 2000	$403,200 383,985 362,250	$241,920 157,434 159,390	20,000 25,000 25,000	$46,811 686,802 863,812
Brian W. Thompson President and Chief Operating Officer	2002 2001 2000	268,400 250,800 232,200	161,040 102,828 102,168	14,000 17,500 17,500	165,156 139,763 123,445
William F. Burke Executive Vice President and Chief Financial Officer	2002 2001 2000	177,500 165,500 154,666	79,875 54,615 52,586	8,000 10,000 10,000	3,400 3,400 3,400
John M. DiGaetano Executive Vice President	2002 2001 2000	175,000 165,000 155,000	74,375 51,150 52,700	8,000 10,000 10,000	3,400 3,400 3,400
Wayne C. Golon Executive Vice President	2002 2001 2000	183,900 176,400 166,400	78,158 54,684 56,576	8,000 10,000 10,000	3,400 3,400 3,400

(1)
Perquisites and other personal benefits paid to each Named Executive Officer in each instance aggregated less than 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each Named Executive Officer, and accordingly, are omitted from the table as permitted by the rules of the Securities and Exchange Commission.

(2)
Represents options granted in each of fiscal 2000, fiscal 2001 and fiscal 2002. During fiscal 2000, fiscal 2001 and fiscal 2002, the Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any of the executive officers.

(3)
All Other Compensation includes payments by the Corporation of premiums for term life insurance in fiscal 2000, fiscal 2001 and fiscal 2002 on behalf of Mr. Wilson in the amounts of $3,513, $3,722 and $3,957, respectively, and on behalf of Mr. Thompson in the amounts of $875, $875, and $875 respectively; accruals to Executive Salary Continuation Agreements in fiscal 2000, fiscal 2001 and fiscal 2002 for Mr. Wilson of $856,899, $661,680 and $39,454, respectively, and for Mr. Thompson of $119,170, $135,488, and $160,881, respectively; and matching contributions by the Corporation in the form of shares of Common Stock pursuant to the 401(k) Plan for fiscal 2000, fiscal 2001 and fiscal 2002 for Mr. Wilson, valued at $3,400, $3,400 and $3,400, for Mr. Thompson, valued at $3,400, $3,400 and $3,400, for Mr. Burke, valued at $3,400, $3,400, and $3,400, for Mr. DiGaetano, valued at $3,400, $3,400 and $3,400, and for Mr. Golon, valued at $3,400, $3,400 and $3,400.

Stock Options Granted in Fiscal 2002

        The following table sets forth certain information regarding stock options granted during fiscal 2002 to the Named Executive Officers. The grants reflected in the table were made pursuant to the Corporation's 2002 Stock Incentive Plan.

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
	Number of Securities Underlying Options Granted(#)	% of Total Options Granted to Employees in Fiscal Period
Name			Exercise Or Base Price ($/Share)	Expiration Date
					5%($)	10%($)
Leonard A. Wilson	20,000	18.81%	$33.2700	05/02/12	$418,466	$1,060,476
Brian W. Thompson	14,000	13.17	33.2700	05/02/12	292,927	742,333
William F. Burke	8,000	7.53	33.2700	05/02/12	167,387	424,190
John M. DiGaetano	8,000	7.53	33.2700	05/02/12	167,387	424,190
Wayne C. Golon	8,000	7.53	33.2700	05/02/12	167,387	424,190

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

        The table below sets forth certain information regarding stock options exercised during fiscal 2002 and stock options held at December 31, 2002, by the Named Executive Officers. No stock appreciation rights ("SARS") are outstanding under the Stock Plans.

Name	Shares Acquired on Exercise(#)	Value Realized($)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/Unexercisable (#)	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/Unexercisable ($)(1)
Leonard A. Wilson	—	—	83,569 / 57,565	$1,363,412 / $644,027
Brian W. Thompson	—	—	157,549 / 31,501	3,294,251 / 257,119
William F. Burke	—	—	45,775 / 18,001	857,003 / 146,932
John M. DiGaetano	25,000	$567,813	71,999 / 18,001	1,378,571 / 146,932
Wayne C. Golon	41,650	698,015	26,016 / 18,001	326,848 / 146,932

(1)
Calculations based upon the difference between the closing price of the Corporation's Common Stock on December 31, 2002 of $33.40 and the exercise price of the options under the Stock Plans.

Pension Plan

        The Bank provides a retirement plan (the "SBERA Plan") for its eligible employees through SBERA, an unincorporated association of savings banks operating within Massachusetts and of other organizations which provide services to or for savings banks. SBERA's sole purpose is to enable the participating employers to provide pensions and other benefits for their employees.

        The following table illustrates annual pension benefits for retirement at age 65 under the most advantageous plan provisions in effect on December 31, 2002.

	Annual Pension Benefits Based on Years of Service (1)
Average Compensation	10 Years	15 Years	20 Years	25 Years and after
$20,000	$2,500	$3,750	$5,000	$6,250
40,000	5,033	7,549	10,066	12,582
60,000	8,733	13,099	17,466	21,832
80,000	12,433	18,649	24,866	31,082
100,000	16,133	24,199	32,266	40,332
120,000	19,833	29,749	39,666	49,582
125,000	20,758	31,137	41,516	51,895
140,000	23,533	35,299	47,066	58,832
150,000	25,383	38,074	50,766	63,457
160,000	27,233	40,849	54,466	68,082
175,000	30,008	45,012	60,016	75,020
200,000	34,633	51,949	69,266	86,582
225,000 (2)	39,258	58,887	78,516	98,145
250,000 (2)	43,883	65,824	87,766	109,707
275,000 (2)	48,508	72,762	97,016	121,270
300,000 (2)	53,133	79,699	106,266	132,832
325,000 (2)	57,758	86,637	115,516	144,395
350,000 (2)	62,383	93,574	124,766	155,957

(1)
The annual pension benefit is computed on the basis of a single life annuity.

(2)
The maximum compensation that may be used to calculate benefits under the retirement plan is $200,000. However, the Company has also entered into Benefit Enhancement Plans ("BEP") for the benefit of Messrs. Burke, DiGaetano and Golon. Under the BEP (which is more fully described below), the Company will provide an additional retirement benefit to these three officers to compensate for benefits that otherwise would be lost due to the limitations imposed on benefits by the Internal Revenue Code of 1986, as amended. The rows of the table for compensation levels in excess of $200,000 show the aggregate pension benefit that these three officers will be entitled to receive, at various compensation levels, under the Pension Plan and the BEP combined.

        The number of estimated credited years of service at age 65 for purposes of the retirement plan for the Named Executive Officers are: Mr. Wilson, 16; Mr. Thompson, 15; Mr. Burke, 21: Mr. DiGaetano, 16; and Mr. Golon, 18.

        The pension benefit described above is funded entirely by contributions of the Bank. The named Executive Officers may also receive benefits under the Executive Salary Continuation Agreements described below.

Executive Salary Continuation Agreements; Benefit Enhancement Plans

        The Corporation and the Bank (which are hereinafter sometimes referred to collectively as the "Employers") have entered into an Executive Salary Continuation Agreement ("SERP") with Mr. Wilson. Under this agreement, Mr. Wilson would be entitled to certain payments following retirement at or after age 62. Payments under the agreement will equal 65% of the highest annual compensation (including bonuses) received during any of the five years preceding retirement, reduced by a portion of social security benefits payable as well as amounts payable pursuant to other qualified defined benefit pension plans (i.e., the SBERA Plan). The agreement also provides for certain reduced payments if Mr. Wilson's employment terminates before age 62, and for certain benefits in the event of disability. Additionally, if Mr. Wilson were to die prior to retirement or disability, death benefits provided by this agreement may, in certain circumstances, be payable to his beneficiaries. In connection with this agreement, the Employers may elect to maintain an insurance policy on Mr. Wilson's life. As of the date of this Proxy Statement, the Employers have not elected to do so. Based upon current compensation levels and assuming retirement at age 62, Mr. Wilson would be entitled to an annual benefit of $281,711 under his SERP.

        The Corporation and the Bank have entered into an Executive Salary Continuation Agreement with Mr. Thompson. Under this agreement, Mr. Thompson would be entitled to certain payments following retirement at or after age 62. Payments under the agreement will equal 65% of the average of the two highest years' annual compensation (including bonuses) received during any of the ten years preceding retirement, reduced by a portion of social security benefits payable as well as amounts payable pursuant to other qualified pension plans (i.e., the SBERA Plan). The agreement also provides for certain reduced payments if Mr. Thompson's employment terminates before age 62, and for certain benefits in the event of disability. Additionally, if Mr. Thompson were to die prior to retirement or disability, death benefits provided by this agreement may, in certain circumstances, be payable to his beneficiaries. In connection with this agreement, the Employers may elect to maintain an insurance policy on Mr. Thompson's life. As of the date of this Proxy Statement, the Employers have not elected to do so. Based upon current compensations levels and assuming retirement at age 62, Mr. Thompson would be entitled to an annual benefit of $115,181 under his SERP.

        Messrs. Wilson's and Thompson's SERPs provide for the funding of a Trust by the Corporation in the event of a Change of Control, as defined therein. This Trust will be funded in the event of a Change of Control with the resources necessary to fulfill the Employers' obligations under the SERP.

        The Employers have entered into Benefit Enhancement Plans ("BEPs") with Messrs. Burke, DiGaetano and Golon. Under the Benefit Enhancement Plans, each officer will be entitled to receive at age 65 an annual benefit equal to the difference between (i) the actual annual retirement benefit payable to the officer under the retirement plans maintained by the Employers (including the SBERA pension plan for employees (see above description) and any defined contribution plans (including any 401(k) plan)), and (ii) the annual retirement benefit which would have been payable to the officer under the retirement plans if his benefit calculation were to disregard the limits imposed by the Internal Revenue Code on (x) the maximum amount of compensation that may be taken into account by a SBERA retirement plan in determining retirement benefits and on (y) the amounts payable to certain participants by a retirement plan. The BEP Agreements provide for certain reduced payments if the officer's employment terminates before age 65 or he dies prior to retirement. The table included above under the heading "Pension Plan" shows the aggregate pension benefit that these three officers will be entitled to receive, at various compensation levels, under the SBERA Plan and the BEP combined.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        The Employers have entered into amended and restated employment agreements (the "Employment Agreements") with Messrs. Wilson and Thompson.

        Each Employment Agreement is for a three-year term, commencing on January 1, 1997, and is extended daily until notice of non-renewal is given by either the officer or the Employers. Under both of the Employment Agreements, the Employers may terminate the officer's employment at any time for "cause" as defined therein, without incurring any continuing obligations to the officer. If the Employers terminate an officer's employment for any reason other than for "cause", as defined in the Employment Agreement, or if the officer terminates his employment for "good reason", as defined therein, the Employers will remain obligated to provide (a) an amount equal to the sum of such officer's base salary or other compensation earned through the date of termination, plus such officer's pro rata share of his highest annual bonus paid during the three fiscal years preceding such termination, plus all accrued vacation and deferred compensation; (b) a lump sum severance benefit equal to three times the officer's highest annual "Total Compensation," as specifically defined therein, during the three preceding fiscal years; (c) benefits as specified in the officer's Employment Agreement for the duration of what otherwise would have been the term of the Employment Agreement and (d) a pension adjustment as specified in the Employment Agreement.

        In addition, the Employers have entered into special termination agreements (the "Special Termination Agreements") with Messrs. Wilson, Thompson, Burke, DiGaetano and Golon. These agreements provide generally that the officer would be entitled to receive certain severance benefits if there is a "Change in Control", as defined therein, of either of the Employers, and if at any time during the three-year period (in the case of Messrs. Wilson and Thompson) or two-year period (in the case of Messrs. Burke, DiGaetano and Golon) following such "Change in Control", (i) either of the Employers were to terminate the officer's employment for any reason other than due to the officer's death, or for "cause", as defined therein, or (ii) the officer were to terminate his employment with either of the Employers following the occurrence of one of the events specified in the agreement, including a significant change in the nature or scope of, or inability to exercise, the officer's responsibilities, authorities, powers, functions or duties; a reduction in such officer's annual base salary or a failure of the Employers to pay compensation due; a significant relocation of the Employers' offices; the termination of or a material reduction in benefits; or the failure of the Employers to obtain a satisfactory agreement from any successor to assume and agree to perform the Special Termination Agreement. The severance benefits payable under the Special Termination Agreements include: an amount equal to the sum of such officer's base salary or other compensation earned through the date of termination, plus such officer's pro rata share of his highest annual bonus paid during the three fiscal years preceding such termination, plus all accrued vacation and deferred compensation; and an amount equal to the sum of the current base salary and highest annual bonus paid to the officer during the three fiscal years preceding the termination of employment, multiplied by three in the case of Messrs. Wilson, Thompson and Burke, and multiplied by two in the case of Messrs. DiGaetano and Golon. Additionally, Messrs. Wilson, Thompson and Burke would continue to receive disability and medical benefits for three years after such termination and the pension of Mr. Burke would be credited with three additional years of accrual. Messrs. DiGaetano and Golon would continue to receive disability and medical benefits for two years after such termination and their pensions would be credited with two additional years of accrual. In the case of such a termination, Mr. Wilson and Mr. Thompson could elect to receive (in lieu of any benefits due under such officer's Special Termination Agreement) such termination benefits as he may receive under his Employment Agreement.

Compensation/Nominating Committee Interlocks and Insider Participation

        Mr. Wilson participated in the deliberations of the Compensation/Nominating Committee concerning compensation of all executive officers other than himself. No Compensation/Nominating Committee interlocks exist.

Compensation/Nominating Committee Report on Executive Compensation

Overview

        The Corporation's executive compensation philosophy is to provide competitive levels of compensation, integrate management's pay with the achievement of the Corporation's performance goals, reward above average corporate performance, recognize individual initiative and achievement, align management's and stockholders' interests in the enhancement of stockholder value through stock and stock option awards, and assist the Corporation in attracting and retaining qualified management.

        Compensation of the Corporation's executive officers for fiscal 2002 was composed of three elements: (1) annual base salary, (2) annual performance incentives in the form of cash bonuses under the Corporation's Senior Management Incentive Compensation Plan (the "Incentive Plan") and (3) long-term performance incentives in the form of stock option awards under the Corporation's 2002 Stock Plan.

        In 1996, the Corporation retained Thomas Warren & Associates, Inc. ("Warren") as a compensation consultant to evaluate the Corporation's executive compensation. In its analysis, Warren compared the Corporation's compensation to that of a peer group of Massachusetts banks with assets between $1.0 billion and $2.5 billion (the "Peer Group"). Warren also compared the Corporation's compensation levels to levels for banks located in New England of comparable size and type published by banking associations and other organizations ("Published Data"). The Corporation receives an update of Warren's analysis each fall, and the updated analysis is reflected in the base salary ranges set for fiscal 2002.

        While the Peer Group and the banks discussed in the Published Data are not identical to the banks included in the SNL New England Thrift Index to which the Corporation's stock performance is compared in this Proxy Statement (see "Comparative Performance of the Corporation"), the Compensation/Nominating Committee believes that the compensation information for these groups is comparable since both groups contain many of the same banks, as well as other banks located in New England of comparable size and type.

        Each element of the Corporation's executive compensation, as well as the compensation of the Chief Executive Officer, is discussed separately below.

Base Salary

        The fiscal 2002 salaries of the executive officers were established in December 2001 based upon salary ranges determined by the Compensation/Nominating Committee. The Committee established the salary ranges after reviewing Warren's recommendations based upon salaries paid by banks of comparable size and type located in New England.

        The Chief Executive Officer recommends to the Compensation/Nominating Committee the salary level to be paid to each executive officer within the ranges so established based upon corporate and individual performance. The numeric data used to evaluate the performance of the Corporation includes, but is not limited to, return on assets, return on equity, asset growth and quality, operating efficiency ratio, and capital position. Salaries are also based upon a subjective evaluation of the individual performance of the officer and his or her duties and responsibilities. The Compensation/Nominating Committee determines the salary level of the Chief Executive Officer based upon the same criteria.

        Base salaries in fiscal 2002 were established within the salary ranges set by the Compensation/ Nominating Committee. Salaries were generally set within the middle third of the established salary range, reflecting the Compensation/Nominating Committee's belief that the Corporation's Named Executive Officers perform comparable duties and have comparable responsibilities to similarly situated officers at the banks analyzed in determining the salary ranges. These salaries also reflect the continuing improvement in the Corporation's performance and are designed to provide the executive officers with base salaries comparable to officers in the Corporation's Peer Group and the banks analyzed in the Published Data.

Cash Bonuses

        Annual incentives are provided through the grant of cash bonuses pursuant to the Incentive Plan. Incentive compensation paid pursuant to the Incentive Plan is based on both organizational and individual performance, with the exception of incentive compensation for Messrs. Wilson and Thompson which is based solely on organizational performance.

        The Incentive Plan provides that bonuses, calculated as a percentage of base salary, may be awarded if the Corporation meets specified performance objectives, measured on the basis of return on equity, budgeted earnings and individual performance.

        In fiscal 2002, the Compensation/Nominating Committee granted cash bonuses to Messrs. Wilson, Thompson, Burke, DiGaetano and Golon totaling $241,920, $161,040, $79,875, $74,375, and $78,158, respectively. These awards reflect the Corporation's achievement of specified performance objectives as provided in the Incentive Plan. Bonuses awarded to Messrs. Burke, DiGaetano and Golon also reflect such officers' attainment of individual performance goals established for 2002.

Stock Options

        Long-term incentives are provided through the grant of stock options. The Stock Plans are administered by the Compensation/Nominating Committee, which has the power to determine those individuals to whom options and rights will be granted, the number of shares, the types of options and other terms and conditions of the options and rights. The Stock Plans provide for the granting of both "incentive stock options" and "nonqualified stock options". In addition, the 1997 and 2002 Stock Plans provide for the granting of unrestricted stock awards, conditioned stock awards, performance share awards and stock appreciation rights.    The 1987 Stock Plan expired on August 4, 1997. Although options remain outstanding, no further options can be granted thereunder.

        In fiscal 2002, the Compensation/Nominating Committee granted stock options to Mr. Wilson and Mr. Thompson totaling 20,000 shares and 14,000 respectively, and 8,000 shares each to Messrs. Burke, DiGaetano and Golon.

Determination of the Chief Executive Officer's Compensation

        Mr. Wilson's salary, cash bonus, and stock options are determined by the Compensation/Nominating Committee substantially in accordance with the policies described above relating to all executives of the Corporation. In particular, the Compensation/Nominating Committee considered, among other things, the following performance criteria in determining Mr. Wilson's 2002 base salary: (1) financial performance of the Corporation; (2) selection and management of staff; (3) development of regional business relationships; (4) effective management of bank budgets and asset growth; and (5) development of new opportunities for business expansion. The grant of a cash bonus to Mr. Wilson in fiscal 2002 reflects the Corporation's achievement of certain performance objectives as specified in the Incentive Plan.

        In December 2001, the Compensation/Nominating Committee increased Mr. Wilson's base salary for fiscal 2002. This salary increase reflects the continuing improvement in the performance of the Corporation, recognizes Mr. Wilson's achievement of certain strategic goals including building an experienced management team, improving asset quality and developing a strategic plan for the Corporation, and ensures that Mr. Wilson's salary will remain comparable to that of other chief executive officers of similarly situated banks.

  AUGUSTINE J. FABIANI
  WILLIAM L. LANE
  ROBERT H. PANGIONE
  ROBERT H. WATKINSON
  LEONARD A. WILSON (ex officio)

Comparative Performance by the Corporation

        The chart that follows compares the performance of the Common Stock with (i) the S&P 500, and (ii) the SNL New England Thrift Index and assumes an investment of $100 on December 31, 1997, in each of the following: (1) the Common Stock of the Corporation; (2) the Stocks comprising the S&P 500 Index; and (3) the Stocks of the SNL New England Thrift Index.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
First Essex Bancorp, Inc.	100.00	79.75	66.49	96.70	140.51	171.33
S&P 500	100.00	128.55	155.60	141.42	124.63	96.95
SNL New England Thrift Index	100.00	84.39	72.24	88.55	107.29	138.28

Source: SNL Securities LC

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        At the close of business on March 12, 2003, there were issued and outstanding 7,714,558 shares of Common Stock entitled to cast 7,714,558 votes. On March 12, 2003, the closing price of the Corporation's Common Stock as reported by the Nasdaq Stock Market was $31.601 per share.

Principal Stockholders

        The following table sets forth the beneficial ownership of Common Stock for (i) any person or entity who is known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each current Director and nominee for re-election as a Director of the Corporation, (iii) each executive officer named in the Executive Compensation table, and (iv) all current directors and executive officers of the Corporation as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock issuable by the Corporation pursuant to options which may be exercised within 60 days after March 12, 2003 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by the applicable person. However, these shares are not deemed to be outstanding for purposes of computing the percentage beneficially owned by any other person or entity.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)
David L. Babson & Company, Inc One Memorial Drive Cambridge, MA 02142	529,900	6.92%
Westport Asset Management, Inc. 253 Riverside Avenue Westport, CT 06880	396,050	5.17%
Thomas S. Barenboim	48,220	0.58%
William F. Burke (2)(3)	73,304	0.88%
John M. DiGaetano (3)	117,692	1.41%
Augustine J. Fabiani (4)	34,323	0.41%
Wayne C. Golon (2)(3)	83,436	1.00%
William L. Lane (2)	41,372	0.50%
Frank J. Leone, Jr. (2)(5)	61,315	0.74%
Robert H. Pangione (2)(6)	117,473	1.41%
Brian W. Thompson (3)	195,874	2.35%
Walter W. Topham (2)(7)	45,992	0.55%
Robert H. Watkinson (2)	41,400	0.50%
Leonard A. Wilson (2)(3)	236,016	2.83%
All Directors and Officers as a group (12 persons) (1)(3)(4)(5)(6)(7)	1,096,417	13.15%

(1)
The amounts set forth above as beneficially owned include shares of Common Stock which such beneficial owner had the right to acquire within 60 days of March 12, 2003 under options previously granted pursuant to the 1987 Stock Plan, the 1997 Stock Plan and/or the 2002 Stock Plan in the following amounts: Mr. Barenboim, 36,000 shares; Mr. Burke, 55,109; Mr. DiGaetano, 42,017 shares; Mr. Fabiani, 20,500 shares; Mr. Golon, 35,350 shares; Mr. Lane, 31,500 shares; Mr. Leone, 30,500 shares; Mr. Pangione, 25,500 shares; Mr. Thompson, 173,883 shares; Mr. Topham, 28,500 shares; Mr. Watkinson, 30,500 shares; Mr. Wilson, 115,694 shares; and all of the Directors and Officers as a group, 625,053 shares. The persons named in this table have sole voting and investment power with respect to the shares listed, except as otherwise indicated. The inclusion herein of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)
Indicates that such person shares voting or investment power as to all or a portion of such shares. The number of shares as to which each person shares voting or investment power is as follows: Mr. Burke, 14,500; Mr. Golon, 45,650 shares; Mr. Lane, 5,552 shares; Mr. Leone, 30,690 shares; Mr. Pangione, 12,825 shares; Mr. Topham, 2,457 shares; Mr. Watkinson, 3,000 shares; Mr. Wilson, 64,500 shares.

(3)
Includes shares allocated to the account of such persons under the 401(k) Plan in the following amounts: Mr. Burke, 3,695; Mr. DiGaetano, 7,174 shares; Mr. Golon, 2,436 shares; Mr. Thompson 6,386 shares and Mr. Wilson, 15,822 shares; and all of the Directors and Officers as a group, 35,513 shares.

(4)
Includes 1,595 shares owned by a trust of which Mr. Fabiani is the trustee and the beneficiary.

(5)
Includes 30,690 shares owned by a trust of which Mr. Leone is a trustee and a beneficiary.

(6)
Includes 35,000 shares owned by Mr. Pangione's wife. Mr. Pangione disclaims beneficial ownership of the shares owned by his wife.

(7)
Includes 43 shares owned jointly by Mr. Topham's wife and daughter.

Equity Compensation Plans

        The following schedule provides information with respect to compensation plans under which equity securities are authorized for issuance as of December 31, 2002.

Plan Category	Number of shares to be issued upon exercise of outstanding options (a)		Weighted-average exercise price of outstanding options (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by shareholders	924,537		$19.64	308,768
Equity compensation plans not approved by shareholders	88,050	(1)	7.67	—

Total	1,012,587		$18.60	308,768

(1)
These non-qualified options were granted to Brian W. Thompson by Finest Financial Corp., which was acquired by the Corporation on December 30, 1996. The Corporation assumed these options in connection with the consummation of the acquisition. The options became exercisable on December 31, 1999 and expire on October 1, 2005.

Certain Transactions With Management and Others

        As a matter of policy, the Bank makes loans to Directors, officers and employees of the Corporation or the Bank within the limitations set by law, provided that such loans are on the same terms and conditions as offered to any other borrower. All loans that have been obtained by the Directors, officers and employees of the Corporation or the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectibility or present other unfavorable features to the Bank. All loans to Directors or officers must be approved by the Board of Directors.

        From time to time the Bank has purchased various services and products in the ordinary course of its business from various companies owned or operated by, or employing, certain of its Directors. Such transactions have been entered into on terms no less favorable to the Bank than would have been available from unrelated third parties.

EXPENSES OF SOLICITATION

        The Corporation will pay the entire expense of soliciting proxies for the Annual Meeting. D.F. King & Co., Inc. has been retained to assist in the solicitation of proxies and will be compensated in the amount of $2,000 plus reasonable out-of-pocket expenses. In addition to such solicitation and solicitation by use of the mails, certain Directors, officers and regular employees of the Corporation and the Bank (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Exchange Act requires the Corporation's directors and executive officers and any persons who own more than 10% of the Corporation's Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes of ownership of Common Stock. Such persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation's knowledge, based solely on the information furnished to the Corporation during fiscal 2002, all such Section 16(a) filing requirements were complied with.

NOTICE OF 2004 ANNUAL MEETING

        Notice is hereby given that the 2004 Annual Meeting of Stockholders of First Essex Bancorp, Inc. will be held on Thursday, May 6, 2004, unless stockholders are notified otherwise.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

        In order to be eligible for inclusion in the Corporation's proxy statement and form of proxy for the annual meeting scheduled to be held in May 2004, stockholder proposals must comply with SEC rule 14a-8 and any other applicable rules and must be delivered to the Corporation's principal executive offices at least 120 days prior to the anniversary date of mailing of this Proxy Statement. This Proxy Statement was mailed on or about April 1, 2002, so the date by which proposals are required to be received under Rule 14a-8 will be December 3, 2003.

        In addition, the By-laws of the Corporation provide that any proposals or Director nominations submitted by stockholders that will not be included in the Proxy Statement for an annual meeting may still be presented for action at such annual meeting if such proposal is filed with the Secretary of the Corporation at least 75 days, but not more than 120 days, before the anniversary of the previous year's annual meeting (the "Anniversary Date"). However, if the annual meeting is scheduled for a date more than seven days before the Anniversary Date, stockholder proposals or nominations must be received by the Corporation before the later of (i) 20 days after public disclosure of the date for the annual meeting or (ii) the 75th day before the annual meeting. If next year's annual meeting is held as scheduled, proposals or nominations must be received not earlier than January 2, 2004, but not later than February 16, 2004, and any proposal or nomination submitted after February 16, 2004 will be untimely. The By-laws contain a number of other substantive and procedural requirements which should be reviewed by any interested stockholder. Any proposals should be mailed to: Secretary, First Essex Bancorp, Inc., 71 Main Street, Andover, Massachusetts 01810.

INDEPENDENT ACCOUNTANTS

        KPMG LLP served as the independent public accountants for the Corporation for fiscal 2002 and is expected to serve as the Corporation's independent public accountants for 2003. Representatives of KPMG LLP will be present at the meeting and will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        The fees billed for services rendered to the Company by KPMG LLP for the year 2002 were as follows:

Audit Fees:	$150,000
Audit related—401(k) Plan audit	15,500

Total Audit and audit-related fees	$165,500
Tax fees:
Tax returns and estimates	36,250
Other consultation	4,850

Total fees	$206,600

        The Audit Committee has considered the non-audit services provided by KPMG LLP and has concluded that the provision of these services is compatible with KPMG's independence.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Appendix A

FIRST ESSEX BANCORP, INC. AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the quality and integrity of the financial statements of First Essex Bancorp, Inc. (the "Company"), (2) the independent auditor's qualifications and independence, and (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

        The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and related disclosures and the Company's independent auditors are responsible for auditing those financial statements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP. It is not the duty of the Audit Committee to assure compliance with the Company's Code of Conduct and Ethics.

Committee Membership

        The Audit Committee shall consist of at least three members, each of whom shall be a director of the Company. In selecting the members of the Audit Committee, the Board shall endeavor to ensure that each member of the Audit Committee meets the independence and experience requirements of the SEC1 and NASDAQ and all other applicable legal requirements. Each member of the Committee shall be financially literate in the business judgment of the Board. A majority of the members of the Committee shall constitute a quorum.

1
Under the Sarbanes-Oxley Act of 2002, each member of the Committee shall be a member of the Board of Directors of the Company, and shall otherwise be independent. In order to be considered to be independent, a member of a Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company; or (ii) be an affiliated person of the Company or any subsidiary thereof.

2
A Director will not be considered "Independent" if, among other things, the Director has: (i) Been employed by the Company or its affiliates in the current year or past three years. (ii)Accepted any compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year (except for board services, retirement plan benefits, or non-discretionary compensation). (iii)An immediate family member who is, or has been in the past three years, employed by the Company or its affiliates as an executive officer. (iv)Been a partner, controlling shareholder or an executive officer of any for-profit business to which the Company made or from which it received, payments (other than those which arise solely from investments in the Company's securities) that exceed five percent of the Company's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years. (v)Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

        Audit Committee members shall be appointed in accordance with the Company's bylaws and policies established by the Board. Audit Committee members may be replaced by the Board.

        The Audit Committee may require any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee without the consent of management or the Board. The Audit Committee shall meet with the internal auditors and the independent auditor in separate executive sessions at least quarterly. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Statement of Policy

        The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders of the Company relating to the Company's internal controls and procedures for financial reporting, disclosure controls and procedures, the internal audit function, and the annual independent audit of the Company's financial statements.

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing circumstances and conditions.

        The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by (i) officers and other employees of the Company or First Essex Bank, whom such member believes to be reliable and competent in the matters presented, (ii) counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

Committee Authority and Responsibilities

  •
  Responsibilities Relating to Retention of Public Accounting Firms—The Committee shall have the sole authority for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The accounting firm shall report directly to the Committee.

  •
  Preapproval of Services—All auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services provided to the Company by the Company's accounting firms which are not prohibited by law shall be preapproved by the Committee pursuant to such processes as are determined to be advisable.

  •
  Exception—The preapproval requirement set forth above, shall not be applicable with respect to the provision of permitted non-audit services, if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of fees paid by the Company to its auditor during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized as non-audit services by the Company at the time of engagement, and (iii) the services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

  •
  Complaints—The Committee shall establish procedures to facilitate: (i) the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Financial Statement and Disclosure Matters

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

  •
  Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  •
  Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

  •
  Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls, (iii) the development, selection and disclosure of critical accounting estimates, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

  •
  Discuss with management the Company's earnings press releases, including the use of "pro forma", "adjusted" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

  •
  Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

  •
  Discuss with management, the internal auditors and the legal/compliance department the effect of regulatory initiatives on the Company's financial statements.

  •
  Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

  •
  Discuss with management and the Company's independent auditor any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls;

  •
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including: (a) the adoption of, or changes to, the Company' s significant auditing and accounting principles and practices; (b) the management letter provided by the independent auditor and the Company's response to that letter; and (c) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management.

Oversight of the Company's Relationship with the Independent Auditor

  •
  Review the experience and qualifications of the senior members of the independent auditor team.

  •
  Evaluate the independence of the independent auditor at least annually.

  •
  Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures, (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships, both direct and indirect, between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board.

  •
  Ensure that the Company's independent auditing firm shall rotate the partners on its audit engagement team in accordance with Section 10A(j) of the Exchange Act and Rule 2-01(c)(6) of

    Regulation S-X, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

  •
  Adopt policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account, including policies to ensure compliance with Section 10A(l) of the Exchange Act (prohibiting the auditor, in certain circumstances, from providing any audit service to the Company if certain officers of the Company were previously employed by the auditor).

  •
  Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

  •
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

  •
  Review the appointment and replacement of the firm that provides internal audit services to the company as well as the senior internal auditing executive.

  •
  Review the significant reports to management prepared by the internal auditing department and management's responses.

  •
  Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight

  •
  Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities Exchange Act of 1934.

  •
  Obtain reports from management, the Company's senior internal auditing executive and the regulatory compliance and legal/compliance department relating to the Company's conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

  •
  Review with management, the Company's internal auditors and the Company's legal/compliance department compliance with laws and regulations. Advise the Board with respect to the Company's compliance with applicable laws and regulations.

  •
  Review with the Company's General Counsel pending material litigation and compliance matters.

  •
  The Committee shall have the authority to address and take action, as it deems necessary or appropriate, with respect to any issues of the Company's Code of Ethics for Senior Financial Officers to the extent the issue relates to accounting and disclosure and regulations of the SEC, the NASDAQ or other bank regulatory authority to the extent such misrepresentation or omission relates to financial statements or related financial information.

  •
  The Committee shall have the authority to address and take action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

Miscellaneous Powers and Responsibilities

  •
  The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

  •
  The Committee shall have the responsibility to submit the minutes of all meetings of the Audit Committee to the Board of Directors.

  •
  The Committee shall have the responsibility of reviewing and assessing the adequacy of this Charter at least annually.

  •
  The Audit Committee shall have the responsibility to review and approve the report required to be included in the Company's annual proxy statement by the rules of the Securities and Exchange Commission.

  •
  The Committee shall have the power to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.

  •
  The Audit Committee shall also have the authority without the consent of management or the Board, at the Company's expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

  •
  The Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such correspondence, complaints, or reports.

  •
  The Committee shall have the responsibility to discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Meetings

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may form and delegate authority to Committee members when appropriate, including the review of earnings releases, and earnings guidance. Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company or any other person designated by the Committee.

0981-PS-02

FIRST ESSEX BANCORP, INC.

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒
Please mark votes
as in this example

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting of Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) pursuant to the revocation methods specified in the Proxy Statement.

1.	To elect the following three nominees proposed by the Board of Directors as Class I Directors of the Corporation.
Nominees: (01)Frank J. Leone, Jr., (02) Robert H. Pangione, (03) Brian W. Thompson
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
FOR ALL EXCEPT
☐	If you wish to withhold your shares from one or two of the nominees, mark the "For All Except" box and write nominee's(s) name(s) on the line above.
					MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐

Please date and sign exactly as your name appears hereon and return in the enclosed envelope. Where there is more than one holder only one must sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation, the proxy should be signed by a duly authorized person, stating his or her title or authority.
Signature:	Date:	Signature:	Date:

DETACH HERE

PROXY

FIRST ESSEX BANCORP, INC.

71 MAIN STREET, ANDOVER, MASSACHUSETTS 01810

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 1, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned, revoking any proxy heretofore given, hereby constitutes and appoints Leonard A. Wilson, Brian W. Thompson and William F. Burke and each of them the attorney and proxy of the undersigned, with full power of substitution to vote all shares of common stock of First Essex Bancorp, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 12, 2003, on behalf of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on Thursday, May 1, 2003 at 10:00 a.m., local time at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts and any adjournments thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting and any adjournments thereof. In their discretion, the proxies are each authorized to vote upon such other business as may properly come before said meeting and any adjournments thereof.

        When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR election of the three nominees proposed by the Board of Directors as Class I Directors of the Corporation, so that a stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy on the reverse side and return it in the enclosed envelope.

SEE REVERSE SIDE	PLEASE SIGN EXACTLY AS NAME APPEARS HEREON AND DATE ON THE REVERSE SIDE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.	SEE REVERSE SIDE

QuickLinks

ANNUAL REPORT TO STOCKHOLDERS; OTHER INFORMATION
GENERAL
PROPOSAL ONE – ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXPENSES OF SOLICITATION
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
NOTICE OF 2004 ANNUAL MEETING
SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
INDEPENDENT ACCOUNTANTS
OTHER MATTERS
FIRST ESSEX BANCORP, INC. AUDIT COMMITTEE CHARTER